BRIGHTHOUSE LIFE INSURANCE COMPANY

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C

Russell-Select Variable Annuity

Russell-Select Variable Annuity (CA)

Supplement Dated September 19, 2024 to the

Prospectuses dated April 28, 2008 and November 9, 2006

This supplement revises information contained in the prospectuses for the variable annuity contracts referenced above issued by Brighthouse Life Insurance Company. You should read this supplement in conjunction with your prospectus and retain it for future reference.

Effective on about September 13, 2024, the sub-advisers for the Strategic Bond Fund (the “Fund”) changed. The following replaces the list of sub-advisers for the Fund in Appendix B of the prospectus.

•	RBC Global Asset Management (UK) Limited

•	Schroder Investment Management North America Inc.

•	Western Asset Management Company LLC and Western Asset Management Company Limited*

*According to a supplement to the prospectus for the Fund, dated September 13, 2024, the Fund is in the process of reducing its allocation to Western Asset Management Company LLC and Western Asset Management Company Limited (together “Western”) to zero. The aforementioned supplement also indicates that, subject to Board approval, it is expected that Western will be formally terminated as a money manager for the Fund in the third or fourth quarter of 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE